Exhibit 99.1

M-tron Industries, Inc. Elevates Linda Biles to Executive Vice President

ORLANDO, Florida (April 15, 2023) — M-tron Industries, Inc. (NYSE American: MPTI) (the “Company” or “MtronPTI”) is delighted to announce the promotion of Linda Biles to the position of Executive Vice President of Finance, effective April 16, 2024.

Linda has demonstrated dedication, exceptional leadership, and outstanding financial acumen throughout her tenure at MtronPTI. With 16 years of invaluable experience with the company, she has continually exhibited a deep understanding of our financial landscape and has played an integral role in shaping MtronPTI’s fiscal strategies and successes.

In Linda’s previous roll as Vice President & Controller, she has exhibited exceptional proficiency in managing financial operations, driving efficiencies, and fostering financial growth. Her strategic insights and steadfast commitment to excellence have consistently contributed to the achievement of our organizational goals and the enhancement of shareholder value.

“We are thrilled to announce Linda’s promotion to the role of Executive Vice President of Finance,” said Michael Ferrantino, CEO. “With her expertise and dedication, we are confident that she will excel in leading our finance team and driving our financial strategies forward.”

Linda holds a BS degree in accounting from Canisius College and has held the positions of Vice-President and Chief Financial Officer for AO Precision Manufacturing (November 1999 to June 2007), prior to joining MtronPTI. Please join us in congratulating her on this well-deserved promotion.

She takes over the role from outgoing CFO James Tivy who, after 6 years with the company, gave his notice of resignation to pursue other opportunities. James has been an integral part of MtronPTI’s spin from its former parent, The LGL Group. As he embarks on his next chapter, we wish him every success and thank him for his significant contributions.

About MtronPTI:

M-tron Industries, Inc. trades publicly on the NYSE American under the symbol MPTI. Originally founded in 1965, MtronPTI designs, manufactures and markets highly-engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, MtronPTI provides close support to its customers throughout our products’ entire life cycle, including product design, prototyping, production and subsequent product upgrades. MtronPTI has design and manufacturing facilities in Orlando, Florida and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the uncertain financial impact of COVID-19 and the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to MtronPTI, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by MtronPTI with the Securities and Exchange Commission, including those risks set forth under the heading “Risk Factors” in the most recent financial statements and notes thereto contained within our 2023 10-K, which was filed with the SEC on March 25, 2024. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. MtronPTI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

For further information, please contact:

M-tron Industries, Inc.:

Investor Relations:

ir@mtronpti.com